Exhibit 10.6

                               GUARANTY OF PAYMENT


         This GUARANTY OF PAYMENT (this "Guaranty of Payment"), dated as of March 8, 2000, made by Capital Trust, Inc. ("CT") in favor of Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC ("General REMI II"), a Delaware limited liability company, and Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("Limited REMI II" and collectively with Limited REMI I and General REMI II, the "CIG Parties"). Terms not otherwise defined herein shall have the meanings assigned to such terms in the Venture Agreement, as defined below.


                             PRELIMINARY STATEMENTS

         WHEREAS, CT, its wholly owned subsidiaries, CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company ("CT-F2-GP"), CT-F2-LP, LLC, a Delaware limited liability company
("CT-F2-LP"), and CT Investment Management Co., LLC, a Delaware limited liability company ("CTIMCO" and collectively with CT-F1, CT-F2-GP and CT-F2-LP, the "CT Parties"), and the CIG Parties intend to enter into that certain venture agreement, dated as of the date hereof, pursuant to which, among other things, the parties thereto will co-sponsor, commit to invest capital in and manage real estate mezzanine opportunity funds (the "Venture Agreement").

         WHEREAS, as a condition to the Parties entering into the Venture Agreement, CT has agreed to execute and deliver this Guaranty of Payment.

         NOW, THEREFORE, in consideration of the promises and in order to induce CIG Parties to enter into the Venture Agreement, CT hereby agrees as follows:

         SECTION 1.  Unconditional Guarantee; Enforcement.

                  (a) CT hereby unconditionally and irrevocably guarantees for the benefit of the CIG Parties the full and prompt payment when and as due of the CT Parties' funding, contribution and indemnification obligations under the Venture Agreement subject to any defense, right of set-off or counterclaim, other than on account of or resulting from the Bankruptcy of any of the CT Parties, that the CT Parties may have or assert, which defense, right of set-off or counterclaim shall be available to CT hereunder to the same extent that it would be available to the applicable CT Party ("Guaranteed Obligations.")

                  (b) It shall not be a condition to the obligation of CT hereunder to guarantee and ensure the performance, observance or payment of any of the Guaranteed Obligations that the CIG Parties shall have first made any request of or demand upon or given any notice to the CT Parties, or have instituted any action or proceeding against the CT Parties in

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         respect thereof. The CIG Parties may proceed to enforce the Guaranteed
         Obligations of CT hereunder without first pursuing or exhausting any right or remedy that it may have against the CT Parties.

         SECTION 2. Obligations Absolute. CT guarantees, undertakes and agrees with and for the benefit of the CIG Parties to ensure the performance of all the Guaranteed Obligations strictly in accordance with the terms of the Venture Agreement. The obligations of CT under this Guaranty of Payment are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against CT to enforce this Guaranty of Payment, irrespective of whether any action is brought against the CT Parties or whether the CT Parties are joined in any such action(s). The obligations of CT under this Guaranty of Payment shall be absolute and unconditional irrespective of:

                  (a) any Bankruptcy of any CT Parties;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Venture Agreement or any other agreement entered into in connection therewith or as contemplated thereby;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of the CT Parties or any of their subsidiaries; or

                  (e) any change, restructuring or termination of the corporate structure or existence of the CT Parties or any of their subsidiaries.

This Guaranty of Payment shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the CIG Parties upon the insolvency, bankruptcy or reorganization of the CT Parties or otherwise, all as though such payment had not been made.

         SECTION 3. Waiver. CT hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty of Payment and any requirement that the CIG Parties protect, secure, perfect or insure any security interest or lien or any collateral subject thereto or exhaust any right or take any action against the CT Parties or any other Person or any collateral.


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         SECTION 4.  Subrogation.  CT hereby  irrevocably  confirms that it will subordinate to the claims and rights of the CIG Parties any claims or other rights it may have against the CT Parties or any of their respective properties that arise solely from the existence, payment, performance or enforcement of any obligation under this Guaranty of Payment or the Guaranteed Obligations, including (without limitation): (a) any right of subrogation, reimbursement, exoneration, contribution or indemnification or (b) any right to participate in any claim or remedy of the CIG Parties against the CT Parties, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including (without limitation) the right to take or receive from the CT Parties, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. The provisions of this paragraph shall apply solely to claims made under the Guaranty of Payment and shall not apply to any other rights or claims CT may have now or in the future against the CT Parties. CT acknowledges that it will receive direct and indirect benefits from the Venture Agreement and that the confirmation set forth in this paragraph is knowingly made in contemplation of such benefits.

         SECTION 5. Consent to Jurisdiction. Subject to Section 6, CT hereby irrevocably submits to the non-exclusive jurisdiction of the courts of the County of New York, State of New York and of any Federal court located in the County of New York, State of New York (and any appellate court from any thereof) in any action or proceeding arising out of or relating to this Guaranty of Payment or the transactions contemplated hereby. CT hereby irrevocably waives any objection that it may have to the laying of venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum.

         SECTION 6. Dispute Resolution. Any dispute arising under this Guaranty of Payment shall be subject to and settled pursuant to the procedures in Section
4.2 of the Venture Agreement.

         SECTION 7. Representations and Warranties. CT hereby makes the representations and warranties set forth in Section 3.1 of the Venture Agreement and all references therein to the Transaction Documents and CT shall be deemed to be references to this Guaranty of Payment and CT, respectively, hereby incorporated herein by reference.

         SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Guaranty of Payment, and no consent to any departure by CT herefrom, shall be effective unless the same shall be in writing and signed by the CIG Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 9. Addresses for Notices. All notices and other communications provided for hereunder shall (a) be in writing, (b) be delivered pursuant to
Section 8.2 of the Venture Agreement and (c) be effective as and when described in such section.

         SECTION 10. No Waiver; Remedies. No failure on the part of the CIG Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor

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shall any single or partial  exercise of any right hereunder  preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 11. Binding  Agreement.  The  obligations of CT hereunder shall
(a) remain in full force and effect until the performance in full of the Guaranteed Obligations, (b) be binding upon CT, its successors and assigns, and
(c) inure to the benefit of, and be enforceable by, the CIG Parties and their successors, transferees and assigns.

         SECTION 12. No Third Party Beneficiaries. This Guaranty of Payment is not intended to confer upon any person other than the CIG Parties any rights or remedies hereunder.

         SECTION 13. Governing Law. This Guaranty of Payment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Section 5- 1401 of the New York General Obligations Law).

         SECTION 14. Waiver of Jury Trial. CT hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guaranty of Payment or the actions of CT in the negotiation, performance or enforcement thereof.

         SECTION 15. Execution in Counterparts. Delivery of an executed counterpart of a signature page to this Guaranty of Payment by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty of Payment.



                            [Signature Page Follows]




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         IN WITNESS WHEREOF, the undersigned has caused this Guaranty of Payment to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                            CAPITAL TRUST, INC.



                            By:      /s/  John R. Klopp
                                     -----------------------------------------
                                     John R. Klopp
                                     Vice Chairman and Chief Executive Officer


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